UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 14, 2024
OraSure Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 610-882-1820
N/A
(Former Name or Former Address, if changed since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value per share	OSUR	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by a check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2024, at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of OraSure Technologies, Inc. (the “Company”), the stockholders of the Company approved an amendment and restatement of the OraSure Technologies, Inc. 2000 Stock Award Plan (the “Stock Award Plan”) to increase the number of shares of common stock authorized for grant thereunder by 3,000,000 shares.

A detailed summary of the material features of the Stock Award Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 3, 2024 (the “Proxy Statement”) under the caption “ Proposals Requiring Your Vote - Proposal No. 5. Amendment and Restatement of Stock Award Plan,” which description is incorporated herein by reference.

The descriptions of the Stock Award Plan contained herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Stock Award Plan, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As further described in Item 5.07 to this Current Report on Form 8-K, at the Annual Meeting, the stockholders of the Company approved an amendment (the “Amendment”) to the Company’s Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law.

On May 16, 2024, the Company filed a Certificate of Amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware and the Certificate of Amendment became effective on filing. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 14, 2024, the Company held its Annual Meeting virtually. As of March 22, 2024, the record date for the Annual Meeting, there were 76,509,975 outstanding shares of the Company’s common stock. The following is a summary of the items considered by stockholders and the corresponding voting results at the Annual Meeting:

ITEM 1.    Election of two Class III Directors for Terms Ending in 2027.

NAME	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nancy J. Gagliano, M.D.	57,243,711	4,832,639	46,575	5,007,157
Lelio Marmora	57,332,773	4,732,865	57,287	5,007,157

ITEM 2.    Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2024.

Votes For	Votes Against	Abstentions
64,912,239	2,158,172	59,671

ITEM 3. Advisory (Non-Binding) Vote to Approve the Resolution on the Company’s Executive Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,538,779	4,472,675	111,471	5,007,157

ITEM 4. Approval of an amendment to the Company’s Certificate of Incorporation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,132,675	7,945,995	44,255	5,007,157

ITEM 5. Approval of an Amendment and Restatement of the Stock Award Plan to Increase the Shares Authorized for Issuance Thereunder.

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,999,751	5,034,883	88,291	5,007,157

ITEM 6. Approval to Adjourn the Annual Meeting to a Later Date or Dates, If Necessary or Appropriate, to Permit Further Solicitation and Vote of Proxies in the Event That There are Insufficient Votes for, or Otherwise, in Connection with the Approval of the Foregoing Proposals.

Votes For	Votes Against	Abstentions
50,515,683	16,580,420	33,979

Although Item 6 received sufficient votes to be approved, no motion to adjourn was made because the adjournment of the Annual Meeting was determined not to be necessary or appropriate.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description
3.1	Certificate of Amendment to the Company’s Certificate of Incorporation

10.1	Amended and Restated OraSure Technologies, Inc. 2000 Stock Award Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: May 17, 2024	By:	/s/ Carrie Eglinton Manner
Carrie Eglinton Manner
President and Chief Executive Officer